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                                                                EXHIBIT 10.23


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE DISTRIBUTED FOR VALUE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SUCH LAWS COVERING SUCH SECURITIES, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, OFFER, PLEDGE OR OTHER DISTRIBUTION FOR VALUE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

                                                            DATE: JULY 23, 1998

                                    WARRANT

                        TO PURCHASE 1,000,000 SHARES OF
                                COMMON STOCK OF

                           GREAT LAKES AVIATION, LTD.

     THIS CERTIFIES THAT, for good and valuable consideration, RAYTHEON AIRCRAFT CREDIT CORPORATION (the "Holder") is entitled to subscribe for and purchase from Great Lakes Aviation, Ltd., an Iowa corporation (the "Company"), 1,000,000 fully paid and nonassessable shares of the Common Stock of the Company at a price per share equal to $0.75 (the "Warrant Exercise Price"), subject to the antidilution provisions of this Warrant. The shares which may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares."

     This Warrant is subject to the following provisions, terms and conditions:

     1. EXERCISE. This Warrant may be exercised, in whole but not in part, at any time after July 23, 1998 up to and including the tenth anniversary of the date hereof, after which date this Warrant shall expire. To exercise this Warrant, the Holder shall deliver a written notice of exercise (in the form attached hereto) to the Company at the principal office of the Company and accompanied or preceded by the surrender of this Warrant along with a certified or cashier's check in payment of the Warrant Exercise Price for such shares.

     2.   ISSUANCE OF THE WARRANT SHARES.

     (a) The Company agrees that the shares of Common Stock purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as aforesaid. Subject to the provisions of the next section, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time after the exercise hereof.

     (b) Notwithstanding the foregoing, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with registrations

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under applicable securities laws or an opinion of counsel reasonably acceptable to it to the effect that an exemption from the applicable securities registration requirements is available. Nothing herein, however, shall obligate the Company to effect registration under federal or state securities laws. If registration is not in effect and if the Company has not received an opinion of counsel reasonably acceptable to it to the effect that an exemption is available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registration becomes effective or the Company has received an opinion of counsel reasonably acceptable to it to the effect that an exemption is available, and the Warrant shall then remain exercisable for a period of at least 45 calendar days from the date the Company delivers to the Holder written notice of the availability of such registration or exemption. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

     (c) The Holder acknowledges and understands that (i) the Common Stock to be issued to Holder upon exercise of this Warrant will not be registered under the Securities Act of 1933 (the "Act") or any state securities laws;
(ii) the Common Stock issued to Holder upon exercise of this Warrant will be subject to transfer restrictions under the Act and applicable state securities laws and may not be transferred unless (x) subsequently registered under the Act and applicable state securities laws or (y) there is delivered to the Company an opinion of counsel satisfactory to the Company that such registration is not required; and (iii) the Company will place a restrictive legend on the certificate(s) representing the Common Stock to be issued to Holder hereunder, containing the following language:

          THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND WITHOUT REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS, IN RELIANCE UPON EXEMPTIONS CONTAINED IN THE ACT AND SUCH LAWS. NO TRANSFER OF THESE SHARES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT PURSUANT TO EFFECTIVE REGISTRATION STATEMENTS UNDER SAID LAWS UNLESS THIS CORPORATION HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER OR DISPOSITION DOES NOT REQUIRE REGISTRATION UNDER SAID LAWS AND, FOR ANY SALES UNDER RULE 144 OF THE ACT, SUCH EVIDENCE AS IT SHALL REQUEST FOR COMPLIANCE WITH THAT RULE.

Upon written request, the Company agrees to issue to Holder a replacement stock certificate without such legend upon the expiration of the restrictions imposed by Rule 144.

     3. COVENANTS OF THE COMPANY. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

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     4.   ANTIDILUTION ADJUSTMENTS.  The provisions of this Warrant are subject to adjustment as provided in this Section 4.

     (a) The Warrant Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter:

          (i) pay any dividends with respect to its Common Stock payable in any class of stock or securities convertible into any class of stock of the Company;

          (ii) subdivide its then outstanding shares of Common Stock into a greater number of shares; or

         (iii) combine outstanding shares of Common Stock, by reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (a) the total number of shares of Common Stock outstanding immediately prior to such event (including the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock but excluding any options or warrants to acquire Common Stock), multiplied by the then existing Warrant Exercise Price, by (b) the total number of shares of Common Stock outstanding immediately after such event (including the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock but excluding any options or warrants to acquire Common Stock), and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subsection, the Holder of this Warrant is entitled to receive shares of two or more classes of capital stock, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock. All calculations under this subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this subsection, the Holder of this Warrant is entitled to receive any shares of the Company other than shares of Common Stock, the Warrant Exercise Price of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section.

     (b)  Upon each adjustment of the Warrant Exercise Price pursuant to
Section 4(a) above, the Holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in this Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise

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Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

     (c) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation (provided that the Company's then outstanding shares are not converted into securities of another corporation or cash), or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under subsection
(a) of this Section above but the Holder of this Warrant shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which he, she or it would have owned or have been entitled to receive immediately after such consolidation, merger or statutory exchange had such Warrant been converted immediately prior to the effective date of such consolidation, merger or statutory exchange. The provisions of this subsection shall similarly apply to successive consolidations, mergers or statutory exchanges.

     (d) Upon any adjustment of the Warrant Exercise Price, then and in each such case, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     5. NO VOTING RIGHTS. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

     6. FRACTIONAL SHARES. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the fair market value of such fractional share.

     7. CALL PROVISION. At any time prior to the exercise of this Warrant, the Company may, at its option, deliver a written notice to the registered Holder hereof (the "Call Notice"), which shall be sent via certified mail, return receipt requested, and shall be effective as of the date of mailing. Upon delivery of the Call Notice this Warrant shall not be exercisable and within 10 days after the date of the Call Notice the Company shall purchase and the Holder of this Warrant shall sell this Warrant to the Company at a price (the "Warrant Purchase Price") equal to ninety percent (90%) of the product of (i) the number of shares of Common Stock issuable upon exercise of this Warrant, multiplied by (ii) the difference between (x) the Reported Last Sale Price of the Company's Common Stock on the date the Call Notice is delivered (or if such date is not a trading day, the most recently preceding trading day) and (y) the Warrant Exercise Price. For purposes hereof, the "Reported Last Sale Price" of the Company's Common Stock shall mean the reported last sale price on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System

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("NASDAQ") or, if the Company's Common Stock is not quoted on such National
Market System, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for the Company's Common Stock shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Company's Common Stock, selected for such purpose by the Company, and if no such quotations are available, the fair market value of a share of the Company's Common Stock as determined by a New York Stock Exchange member firm regularly making a market in the Company's Common Stock, selected for such purpose by the Company. Upon tender by the Company of a cashier's or certified check for the Warrant Purchase Price, this Warrant shall be cancelled and no longer outstanding.

     IN WITNESS WHEREOF, Great Lakes Aviation, Ltd. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of the date listed on the first page of this Warrant.

                                       GREAT LAKES AVIATION, LTD.


                                       By        /s/ Douglas G. Voss
                                          ---------------------------------

                                       Its  President
                                           --------------------------------



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                          GREAT LAKES AVIATION, LTD.

                               WARRANT EXERCISE

                 (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)


The undersigned, the Holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ______________________ shares of Common Stock of Great Lakes Aviation, Ltd., to which such Warrant relates and herewith makes payment of $________________ therefor in cash or by certified or cashier's check and requests that the certificates for such shares be issued in the name of, and be delivered to ____________________________________, whose address is set forth below the signature of the undersigned.


                                       Name of Warrant Holder:


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                                       (Please print)


                                       Address of Warrant Holder:


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                                       Tax Identification No. or Social
                                       Security No. of Warrant Holder:


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                                       Signature
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